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                                                                  Exhibit 10.30

                             SUBSCRIPTION AGREEMENT

Hispanic Television Networks, Inc.
6125 Airport Freeway, Suite 200
Ft. Worth, Texas 76117

Gentlemen:

         The undersigned understands that Hispanic Television Networks, Inc., a Delaware corporation (the "Company"), is offering for sale units (the "Units") comprised of shares of its common stock, par value $.01 per share (collectively the "Shares," and singlya "Share"), and warrants (collectively the "Warrants," and singly a "Warrant") to purchase one Share at a purchase price of $1.00. The Units include Class One Units and Class Two Units. The Class One Units are comprised of four Shares and one Warrant, while the Class Two Units are comprised of two Shares and one Warrant. The Shares and the Warrants comprising the Units are detachable and separately transferable to the extent provided for herein and by applicable law. The form of the Warrants is attachedhereto as Exhibit A; provided, however, that in the actual Warrants issued, the blanks in the form of Warrants regarding the period of time during which the Warrants may be exercised shall be filled so that such period of time shall run for one year afterthe actual Warrants are issued. The undersigned further understands that the offering is being made without registration under the Securities Act of 1933, as amended (the "Securities Act") of the Shares, the Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants.

         1. SUBSCRIPTION FOR CLASS ONE UNITS. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for an aggregate of 1,500,000 Class One Units (totalling 6,000,000 Shares and 1,500,000 Warrants) at a price of $1.00 per Unit. The purchase price for the Class One Units is payable in full in immediately available funds upon the full execution of this Agreement. Upon receipt from the undersigned of the purchase price for the Class One Units, the Company shall deliver to the undersigned certificates and instruments representing the Shares and the Warrants being purchased.

         2. SUBSCRIPTION FOR CLASS TWO UNITS.

                  (a) Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for an aggregate of 5,000,000 Class Two Units (totalling 10,000,000 Shares and 5,000,000 Warrants) at a price of $1.00 per Unit.

                  (b) Subject to Section 2(c) below, the Class Two Units to be sold and purchased pursuant to this Section 2 shall be sold and purchased in 10 closings (each referred to hereinafter as a "Closing"). The first Closing shall occur 30 days after the execution anddelivery of this Agreement, and another Closing shall occur every 30 days thereafter until all 10 Closings have occurred. Each Closing shall occur at 9:00 a.m. at the offices of the Company, unless the parties hereto otherwise agree in writing. At each Closing, 500,000 Class Two Units (totalling 1,000,000 Shares and 500,000 Warrants) shall be sold and purchased. At each Closing, the undersigned shall deliver the aggregate purchase price for the Class Two Units being purchased in immediately available funds and the certificates required of the

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         undersigned as provided in Section 3(c) below, and the Company shall deliver certificates and instruments representing the Shares and the Warrants being purchased and the certificates required of the Company as provided in Section 3(c) below. Notwithstanding the preceding, the undersigned shall not be in breach of this Section 2 until the undersigned has failed to purchase any Class Two Units as required by this Section 2, the Company has given written notice to the undersigned of the undersigned's failure, and the undersigned has not within 10 days after the foregoing notice fully cured such failure and completed the required purchase of Class Two Units.

                  (c) The obligations of the undersigned at a Closing are subject, at the undersigned's election, to the satisfaction on or prior to Closing of each of the following conditions: (i) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty was made at and as of the Closing, and at the Closing there shall be delivered to the undersigned a customary bring-down certificate (dated as of the Closing and signed by the Company) to the foregoing effect; and (ii) no suit or other proceeding by any third party shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages from the undersigned in connection with, thetransactions contemplated by this Agreement. The obligations of the Company at a Closing are subject, at the Company's election, to the satisfaction on or prior to Closing of each of the following conditions: (x) each of the representations and warrantiesof the undersigned contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty was made at and as of the Closing, and at the Closing there shall be delivered to the Company a customary bring-down certificate (dated as of the Closing and signed by the undersigned) to the foregoing effect; (y) the undersigned shall have delivered to the Company a certificate signed by the undersigned containing such other representations and warranties of the undersigned as the Company shall believe necessary or advisable to determine that the issuance of the related Class Two Units is exempt from federal and state securities offering registration requirements; and (z) no suit or other proceeding by any third party shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages from the Company in connection with, the transactions contemplated by this Agreement. In addition to the preceding, the undersigned agrees to furnish to the Company any other information required by the Company in order for the Company to determine that the issuance of any Class Two Units will not violate any laws, regulations or rules (including, without limitation, any federal or state securities laws, any rules of the National Association of Securities Dealers, or any rule, regulation, policy or decision of the Federal Communications Commission or the Communications Act of 1934, as amended). If the Company believes that the issuance of any Class Two Units will violate any such laws, regulations or rules, then the date of the related Closing shall be extended until all action believed by the Company to be necessary in order to avoid violating

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         such laws can be taken. Each of the Company and the undersigned agrees to use reasonable efforts to take all action believed by the Company to be necessary in order to avoid violating such laws.

         3. AGREEMENTS RELATING TO THE SUBSCRIPTIONS. In connection withthe undersigned's subscription for the Units, the following additional agreement were entered into by separate documentation:

                  (a) The persons whose names are set forth immediately below executed in favor of the undersigned a proxy with respect to the number of Shares respectively owned by such persons indicated to the immediate right of such persons' names below, and such proxies entitle the undersigned to vote all such Shares for a period of one year so long as the undersigned is current in his subscription obligations under
         Section 2 above:

                  Alan and Victoria Luckett                   13,146,716 Shares
                  Woodcrest Capital, LLC                      12,728,712 Shares
                  Jim Ryffel                                  10,274,000 Shares
                  Bob J. Bryant                                4,321,250 Shares
                  Donald B. Sallee                             4,578,823 Shares

                  (b) The persons whose names are set forth immediately below deposited into escrow (with Frederick R. Hoelke as escrow agent) the number of Shares respectively owned by such persons indicated to the immediate right of such persons' names below, with instructions to the escrow agent to convey to the Company as a contribution to capital 1/33 of such Shares upon each Closing (and, after all Closings have been completed, every 30 days thereafter until all such Shares have been conveyed to the Company) and with instructions to the escrow agent to grant proxies to the undersigned entitling the undersigned to vote all such Shares not so conveyed to the Company so long as the undersigned is current in his subscription obligations under Section 2 above:

                  Alan and Victoria Luckett                   9,672,537 Shares
                  Woodcrest Capital, LLC                      9,546,534 Shares
                  Jim Ryffel                                  7,705,500 Shares
                  Bob J. Bryant                               3,240,938 Shares
                  Donald B. Sallee                            2,778,823 Shares

                  (c) In consideration of 400,000 restricted Shares to be issued by the Company within the next 90 days, Marco Camacho resigned as President of the Company and gave a full release of all claims against the Company and its directors, officers and assigns.

                  (d) Emilio Gorriti was elected to the Board of Directors of the Company and was elected President of the Company. Moreover, as soon as all regulatory

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         requirements constituting a condition precedent thereto (including, without limitation, those promulgated by any federal or state securities administrator, the National Association of Securities Dealers, or the Federal Communications Commission), all members of the Board of Directors of the Company (other than Mr. Gorriti and Jim Ryffel) shall resign from their seats on such.

                  (e) Goff Moore modified and granted an extension of the indebtedness owed by the Company to him as a condition precedent to the undersigned's execution of this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

                  (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (b) the execution, delivery and performance of this Agreement, and the execution, issuance, sale and delivery of the certificates representing the Shares and the Warrants being purchased and the Shares to be acquired pursuant to exercises of the Warrants have been duly authorized by all necessary corporate action on the part of the Company; and

                  (c) the Shares being acquired pursuant hereto and the Shares to be acquired pursuant to exercises of the Warrants being acquired pursuant hereto, when issued against delivery of the requisite consideration therefor, will be legally and validly issued, fully paid and nonassessable.

         5. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company and to each officer, director, controlling person and agent of the Company that:

                  (a) GENERAL:

                           (i) The undersigned has all requisite authority to
                  enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

                           (ii) Neither the Company nor any person acting on
                  behalf of the Company has offered or sold any Units to the undersigned by means of any form of general solicitation or general advertising. The undersigned has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of any Units.

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                           (iii) The undersigned has received no representations
                  from the Company or from employees or agents of the Company other than those contained herein. In the decision to invest in the Units, the undersigned has relied solely upon a review of the reports of the Company on file with the Securities Exchange Commission (the "Commission") and on the answers to such questions raised by the undersigned concerning the transaction.

                  (b)      INFORMATION CONCERNING THE COMPANY:

                           (i) The undersigned is familiar with the business and
                  financial condition, properties, operations and prospects of the Company.

                           (ii) The undersigned has been given full access to
                  all material information concerning the condition, properties, operations and prospects of the Company. Among other things, the undersigned has received and examined the Company's Annual Report on Form 10-KSB for the Company's last fiscal year and all Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K subsequent to the end of such fiscal year. The undersigned has had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the undersigned's investment in the Units, and to obtain any additional information necessary to verify the accuracy of the information and data received by the undersigned. The undersigned is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company, of which the undersigned is unaware.

                           (iii) The undersigned has made such independent
                  investigation of the Company, its management and related matters as the undersigned deemed to be necessary or advisable in connection with this investment; and the undersigned has received all information and data that the undersigned believes to be necessary in order to reach an informed decision as to the advisability of investing in the Units.

                           (iv) The undersigned understands that the purchase of
                  the Units involves various risks. Among other risks, the undersigned understands that it is unlikely that any market will develop for any resale of the Warrants comprising the Units and that any dividend will be paid on the Shares, in either case at any time in the near future.

                  (c)      STATUS OF UNDERSIGNED:

                           (i) The undersigned has such knowledge, skill and
                  experience in business, financial and investment matters so that the undersigned is capable

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                  of evaluating the merits and risks of an investment in the
                  Units. To the extent necessary, the undersigned has retained at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Units.

                           (ii) The undersigned represents that the undersigned
                  has reviewed the undersigned's financial condition and commitments and that, based on such review, the undersigned is satisfied that the undersigned (A) has adequate means of providing for the undersigned's financial needs and possible contingencies, (B) has no present or contemplated future need to dispose of all or any of the Shares or Warrants comprising the Units, or the Shares to be acquired pursuant to exercises of the Warrants, to satisfy any existing or contemplated undertaking, need or indebtedness, (C) is capable of bearing the economic risk of the investment in the Units for the indefinite future, and (D) has assets or sources of income which, taken together, are more than sufficient so that the undersigned could bear the risk of loss of the undersigned's entire investment in the Units. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Units.

                  (d)      RESTRICTIONS ON TRANSFER OR SALE OF UNITS:

                           (i) The undersigned is acquiring the Units solely for
                  the undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of such Units. The undersigned understands that the Shares and Warrants comprising the Units and the Shares to be acquired pursuant to exercises of the Warrants have not been and will not be registered under the Securities Act or any state securities laws because of exemptions provided for by Sections 4(2) and 4(6) of the Securities Act, Rules 505 and 506 of Regulation D under the Securities Act, and limited offering exemptions under the state securities laws of each jurisdiction in which the Units will be offered. Certain of the foregoing exemptions depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

                           (ii) The undersigned understands that the Shares and
                  Warrants comprising the Units and the Shares to be acquired pursuant to exercises of the Warrants are and will be "restricted" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in

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                  substance that the undersigned may dispose of the Shares or
                  Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants only pursuant to an effective registration statement under the Securities Act or an exemption therefrom (such as pursuant to Rule 144 under the Securities Act), and the undersigned understands that the Company has no obligation or intention to register the Shares or Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants thereunder, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Shares or Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that the undersigned must bear the economic risks of the investment in the Units for an indefinite period of time.

                           (iii) The undersigned agrees: (A) that the
                  undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares or Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants under the Securities Act and all applicable state securities laws or in a transaction which, in the written opinion of counsel for the undersigned satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the certificates for the Shares and Warrants comprising the Units and the Shares to be acquired pursuant to exercises of the Warrants will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares or Warrants comprising the Units or the Shares to be acquired pursuant to exercises of the Warrants shall not be required to give effect to any purported transfer of such Shares or Warrants except upon compliance with the foregoing restrictions.

                           (iv) The undersigned has not offered or sold any
                  Shares or Warrants comprising the undersigned's Units or the Shares to be acquired pursuant to exercises of the Warrants and has no present intention of reselling or otherwise disposing of any portion of the Shares or Warrants comprising the undersigned's Units or the Shares to be acquired pursuant to exercises of the Warrants either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any

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                  predetermined event or circumstance.

         6. WAIVER, AMENDMENT. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         7. ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

         8. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

         9. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         11. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:





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                  (a)      If to the Company, to it at the following address:

                           Hispanic Television Networks, Inc.
                           6125 Airport Freeway, Suite 200
                           Ft. Worth, Texas 76117
                           Attention: President

                  (b) If to the undersigned, to the undersigned at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

         12. BINDING EFFECT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         13. INDEMNIFICATION. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations, warranties, and covenants set forth in Section 5hereof and that the Company has relied and will rely upon such representations, warranties and covenants. Therefore, the undersigned hereby agrees to indemnify and hold harmless the Company and the officers, directors, controlling persons and agents of the Company from and against any and all loss, claim, damage, liability or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out a breach of any such representation, warranty, or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws.

         14. SURVIVAL. All representations, warranties and covenants contained in this Agreement and the indemnification contained in Section 13 shall survive (i) the acceptance of the subscription by the Company and (ii) the death, disability or dissolution of the undersigned.

         15. NOTIFICATION OF CHANGES. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Units pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

         16. PIGGY-BACK REGISTRATION RIGHTS.

   (a) For purposes of this Section 16, all shares of Common Stock constituting a part of either a Class One Unit or a Class Two Unit are referred to as the "Registrable Shares."

   (b) If at any time after the date hereof the Company proposes to register any Common Stock under the Securities Act of 1933, as amended (the "Act"), for sale to the public for cash, the

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Company shall give written notice to the undersigned of its intention so to do at least 20 days prior to filing the related registration statement (the "Registration Statement"). Upon the written request of the undersigned, given within 10 daysafter receipt of any such notice, to register any Registrable Shares, the Company shall use its best efforts to cause all Registrable Shares, as to which registration shall have been so requested, to be included in the securities to be covered by the Registration Statement, all to the extent requisite to permit the sale or other disposition by the undersigned of the Registrable Shares requested to be so registered; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the Registration Statement, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the undersigned, and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration;

                  (ii) If such registration involves an underwritten offering, the undersigned must sell its Registrable Shares to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except as otherwise agreed to by the Company in writing); and

                  (iii) The Company shall be obligated to keep the Registration Statement effective only for six months after its initial effective date.

The number of Registrable Shares to be included in an underwritten offering may be reduced, pro rata among all the Company's stockholders selling shares in the offering, in a ratio equal to the respective amounts of shares proposed to be sold by such stockholders, if and to the extent that the managing underwriter shall advise the undersignedand the Company by letter of its belief that the number of securities requested to be registered exceeds the number that can be sold in (or during the term of) such offering without adversely affecting the marketing of the securities to be sold by the Company.

         (c) In connection with the registration provided for hereunder, the undersigned shall use reasonable efforts to cooperate with the Company and shall furnish to the Company in writing such information with respect to it and its proposed distribution as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

         (d) The Company shall pay all expenses incurred by the Company in complying with its registration obligations pursuant to this Agreement,including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, all expenses of the underwriter customarily paid by issuers or sellers of securities (including fees of the National Association of Securities Dealers, Inc.), transfer taxes, escrow fees, fees of transfer agents and registrars, and costs of insurance. The undersigned shall pay all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares being registered.

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         (e) (i) The Company shall protect, indemnify and hold the
undersigned, and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto,
(bb) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by the Company of any rule or regulation promulgated under Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable in the case of (aa) and (bb)above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitled to indemnification in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved by a person otherwise entitled to indemnification.

                  (ii) The undersigned shall protect, indemnify and hold the Company and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto,
(bb) the omission or alleged omission to state therein a materialfact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by the undersigned of any rule or regulation promulgated under the Act applicable to the undersigned and relating to action or inaction by the undersigned in connection with any such registration; provided, however, that the undersigned shall be liable in the case of (aa) and (bb) above only if and to the extent that the event giving rise to indemnification arises out of or is basedupon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the undersigned in writing specifically for use in the Registration Statement or prospectus or information contained in awriting that has been expressly approved by the undersigned.

                  (iii) Promptly after receipt by an indemnified party under this Section (e) of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respectthereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to

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assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section (e) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonablyconcluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expensesrelated to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of ___________________, 2001.

                                       C. NETWORKS L.L.C.


                                       By:    /s/ Emilio Gorriti
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address:
                                               ---------------------------------

                                       -----------------------------------------


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

Accepted as of

__________________ _____, 2001.

HISPANIC TELEVISION NETWORKS, INC.


By  /s/ Marco Camacho
  ---------------------------------
  ______________________________, President

                                   CERTIFICATE

         Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

HISPANIC TELEVISION NETWORKS, INC.  C. NETWORKS L.L.C.


By   /s/ Marco Camacho                 By:  /s/ Emilio Goritti
  -------------------------------         -------------------------------

______________________, President      Name:
                                            -----------------------------

                                       Title:
                                             ----------------------------


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